SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 3, 2000




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS

A. On March 3, 2000, CPI Corp. issued the following press release:

    CPI CORP. ANNOUNCES DIRECTOR'S RESIGNATION

    ST. LOUIS, MO, March 3, 2000 - CPI Corp. (NYSE-CPY) today announced that Mary Ann Krey had resigned from its Board of Directors as of February 28, 2000, to devote more time to her other business obligations. Commenting on Ms. Krey's resignation, Alyn V. Essman, Chairman and Chief Executive Officer, said "The other members of the CPI Board and I have accepted Mary Ann's resignation with regret. We are grateful for her distinguished service as a Director since 1994 and we look forward to her continuing friendship."

    CPI is a consumer services company operating with $389 million in fiscal 1998 sales, operating approximately
    1,185 retail locations, including 1,027 Sears Portrait
    Studios in the U.S., Puerto Rico and Canada and 156
    Prints Plus wall decor stores.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  March 10, 2000

























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